UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2014 (September 30, 2014)

CAPSTONE FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54905	46-0684479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3960 Howard Hughes Pkwy.
Suite 500
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, including zip code)

(866) 798-4478
(Registrant’s telephone number, including area code)

Copies of Communications to:
Stoecklein Law Group, LLP
Columbia Center
401 West A Street, Suite 1150
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

Twinlab Consolidated Holdings, Inc. (“TCH”) issued a Series A Warrant (the “First Warrant”) to Capstone Financial Group, Inc. (“Capstone”), effective as of September 30, 2014.  Pursuant to the First Warrant, Capstone has the right to purchase up to 52,631,579 shares of TCH’s common stock, par value $0.001 per share (“Common Stock”), at an exercise price of $0.76 per share of Common Stock.  The First Warrant is exercisable from October 1, 2014 through October 31, 2017.  The First Warrant provides for equitable adjustments in the event of a stock split, stock dividend, reclassification, consolidation or merger.  TCH has agreed with Capstone that if TCH issues a security (i) exercisable or exchangeable for or (ii) convertible into shares of Common Stock at a date after October 1, 2014 and such security provides for anti-dilution protection, the shares of Common Stock issuable under the First Warrant shall enjoy the same anti-dilution protection as that first issued security.

TCH also issued a Series B Warrant (the “Second Warrant”) to Capstone, effective as of September 30, 2014.  Pursuant to the Second Warrant, Capstone has the right to purchase up to 22,368,421 shares of Common Stock at an exercise price of $0.76 per share of Common Stock.  The Second Warrant is exercisable from October 1, 2014 through October 31, 2017 but only to the extent and in the same proportions as exercises by Capstone of the First Warrant.  The Second Warrant provides for equitable adjustments in the event of a stock split, stock dividend, reclassification, consolidation or merger. TCH has agreed with Capstone that if TCH issues a security (i) exercisable or exchangeable for or (ii) convertible into shares of Common Stock at a date after October 1, 2014 and such security provides for anti-dilution protection, the shares of Common Stock issuable under the Second Warrant shall enjoy the same anti-dilution protection as that first issued security.

TCH and Capstone entered into a Common Stock Put Agreement, dated as of September 30, 2014 (the “Put Agreement”). Pursuant to the Put Agreement, Capstone indicated its intent to exercise the First Warrant at a rate of no less than 1,461,988 shares of Common Stock (“the Minimum Amount”) per month over the term of the First Warrant (the “Minimum Rate”). In the event that Capstone does not exercise the First Warrant By November 15, 2014 or any subsequent Periodic Exercise Date (as defined in the Put Agreement) such that as of the applicable Exercise Date, Capstone’s cumulative purchases of Common Stock pursuant to the First Warrant has not been at a rate that is equal to or in excess of the Minimum Rate, then TCH has the right to notify Capstone not earlier than 30 days and not later than 40 days after the applicable Exercise Date of TCH’s exercise of its put rights under the Put Agreement (the “Put Notice”).  Upon receipt of the Put Notice, Capstone is required to exercise the First Warrant to (i) purchase the Minimum Amount by a date identified in the Put Notice that is no earlier than 10 days after and no later than 30 days after the date of the Put Notice (the “Put Date”), or if Capstone has previously exercised the First Warrant to purchase shares in excess of the Minimum Rate, then such lesser amount of Common Stock as would, if purchased as of the applicable Exercise Date, have made Capstone’s purchases of Common Stock pursuant to the First Warrant as of such Exercise Date equal to the Minimum Rate (the “Initial Mandatory Purchase”), and (ii) purchase by a date that is no later than each subsequent Periodic Exercise Date an amount of Common Stock such that as of each such Periodic Exercise Date, Capstone’s cumulative purchases of Common Stock pursuant to the First Warrant through that date has been at a rate that is no less than the Minimum Rate (the “Periodic Mandatory Purchases”). Following delivery of the Put Notice by TCH, Capstone’s failure to make the Initial Mandatory Purchase by the Put Date shall be an “Event of Default”. Following the delivery of the Put Notice by TCH, Capstone’s failure to make, when due, any Periodic Mandatory Purchase is a breach of the Put Agreement, and if such breach is not timely cured by Capstone, such uncured breach shall be deemed an Event of Default. Upon the occurrence of an Event of Default as described above, (i) Capstone’s right to purchase all shares of Common Stock remaining unpurchased under the First Warrant is converted into an obligation, accelerated and immediately due and (ii) the Second Warrant immediately terminates as to any shares of Common Stock remaining exercisable under the Second Warrant. In the event TCH invokes its right pursuant to the Put Notice to require Capstone to exercise the First Warrant, the purchase price per share of Common Stock thereunder is $0.775 per share. In the event that TCH converts and accelerates Capstone’s obligations to purchase the shares of Common Stock remaining unexercised under the First Warrant, Capstone has the right to surrender issued and outstanding shares of Common Stock to TCH to be credited towards Capstone’s obligations, with such surrendered shares valued at $0.76 per share of Common Stock.

TCH and Capstone entered into a Registration Rights Agreement, dated as of September 30, 2014 (the “Registration Agreement”). Pursuant to the Registration Agreement, Capstone can require TCH to register the shares of Common Stock acquired upon exercise of the First Warrant and the Second Warrant at such time as TCH is eligible to register securities on a Registration Statement on Form S-3 and thereafter file additional registration statements if requested by Capstone on a quarterly basis. The Registration Agreement contains terms and conditions customary for the grant of registration rights.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
Exhibit 10.1	Series A Warrant, dated as of September 30, 2014, issued by Twinlab Consolidated Holdings, Inc. to Capstone Financial Group, Inc.

Exhibit 10.2	Series B Warrant, dated as of September 30, 2014, issued by Twinlab Consolidated Holdings, Inc. to Capstone Financial Group, Inc.

Exhibit 10.3	Common Stock Put Agreement, dated as of September 30, 2014, by and between Twinlab Consolidated Holdings, Inc. and Capstone Financial Group, Inc.

Exhibit 10.4	Registration Rights Agreement, dated as of September 30, 2014, by and between Twinlab Consolidated Holdings, Inc. and Capstone Financial Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE FINANCIAL GROUP, INC.

By: /S/ Darin R. Pastor
Darin R. Pastor, CEO

Date:  October 6, 2014

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Series A Warrant, dated as of September 30, 2014, issued by Twinlab Consolidated Holdings, Inc. to Capstone Financial Group, Inc.

Exhibit 10.2	Series B Warrant, dated as of September 30, 2014, issued by Twinlab Consolidated Holdings, Inc. to Capstone Financial Group, Inc.

Exhibit 10.3	Common Stock Put Agreement, dated as of September 30, 2014, by and between Twinlab Consolidated Holdings, Inc. and Capstone Financial Group, Inc.

Exhibit 10.4	Registration Rights Agreement, dated as of September 30, 2014, by and between Twinlab Consolidated Holdings, Inc. and Capstone Financial Group, Inc.